UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2023
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STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan		1-13873	38-0819050
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS employer identification number)

901 44th Street SE
Grand Rapids,	Michigan		49508
(Address or principal executive offices)			(Zip code)
(616) 247-2710
(Registrant's telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
_______

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock	SCS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 11, 2023, the Board of Directors (the “Board”) of Steelcase Inc. (the “Corporation”) approved amending the Corporations’s Amended By-Laws (as amended, the “By-Laws”), effective January 11, 2023, as follows:
Section 2.08. Order of Business:
•To change the required timing for notice of business to be brought before an annual meeting of shareholders by a shareholder under Section 2.08 of the By-Laws from (i) not less than 70 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting (or, if the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, not earlier than the 90th day prior to such annual meeting and not later than the close business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made) to (ii) not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting (or, if the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made).
•To clarify that adjournment or postponement, or public announcement of adjournment or postponement, of an annual meeting of shareholders does not commence a new time period (or extend any time period) for the giving of a shareholder’s notice of proposed business under Section 2.08 of the By-Laws.
•To require that a shareholder’s notice under Section 2.08 of the By-Laws of business to be brought before an annual meeting of shareholders set forth, as to each matter the shareholder proposes to bring before the annual meeting, a brief description of the proposed business, the specific text of the proposed business (including the specific text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the articles of incorporation of the Corporation or By-Laws, the specific text of the proposed amendment), the reasons for conducting such business at the annual meeting and, as to the shareholder giving notice and of the beneficial owner, if any, on whose behalf the proposed business is being brought:
◦the name and address of the shareholder and of the beneficial owner;
◦the class and number of shares of capital stock of the Corporation which are owned beneficially or of record by the shareholder or the beneficial owner as of the date of the notice;
◦a representation by the shareholder that the shareholder is the holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to bring the proposed business before the meeting;
◦a description of any agreement, arrangement or understanding with respect to the proposed business or other business between or among the shareholder or the beneficial owner, on the one hand, and any other person(s) (including their name(s)), on the other hand, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D under the Securities Exchange Act of 1934 (as amended, together with the rules and regulations promulgated thereunder, the “Exchange Act”) (regardless of whether the requirement to file a Schedule 13D is applicable to the shareholder or the beneficial owner);
◦a description of any agreement, arrangement or understanding (including without limitation any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into by, or on behalf of, the shareholder or the beneficial owner or any of their respective affiliates or associates, the effect or intent of which is to mitigate loss to, or manage risk or benefit of, share price changes of the Corporation’s capital stock, or to maintain, increase or decrease the voting power or pecuniary or economic interest of the shareholder or the beneficial owner or any of their respective affiliates or associates with respect to the capital stock of the Corporation;
◦a description of any agreement, arrangement or understanding between or among (A) the shareholder and the beneficial owner or (B) the shareholder or beneficial owner, on the one hand, and any other person(s) (including their name(s)), on the other hand, in each case in connection with or relating to the Corporation or the proposed business, including any material interest in, or anticipated benefit from, the proposed business to the shareholder or the beneficial owner or any of their respective affiliates or associates;
◦a representation as to whether the shareholder intends to deliver, or cause to be delivered, a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve such proposed business or otherwise to solicit, or cause to be solicited, proxies from the Corporation’s shareholders in support of such proposed business; and
◦any other information relating to the shareholder or the beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by or on behalf of the shareholder with respect to the proposed business to be brought by the shareholder before the meeting pursuant to Section 14 of the Exchange Act.
•To require that a shareholder providing notice of proposed business under Section 2.08 of the By-Laws update and supplement such notice, if necessary, not later than five business days after the applicable record date, so that the information provided or required to be provided in such notice is true and correct as of the record date.
Section 3.03. Adjournments.
•To include that any meeting of the shareholders, whether or not a quorum is present, may be adjourned from time to time by the chair of such meeting or by the Board, without the need for approval thereof by shareholders and that notice need not be given of any adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting.
•To provide that at an adjourned meeting only business that might have been transacted at the original meeting may be transacted if a notice of the adjourned meeting is not given; and, if an adjournment is for more than thirty (30) days, notice of the adjourned meeting in accordance with the requirements of Section 2.04 of the By-Laws shall be given to each shareholder of record entitled to vote at the meeting.
•To provide that if, after an adjournment, a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Article III of the By-Laws, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
Section 4.07. Notifications of Nominations.
•To establish a shareholder’s compliance with Rule 14a-19 under the Exchange Act as a prerequisite for such shareholder to make nominations for the election of directors under Section 4.07 of the By-Laws.
•To change the required timing for notice under Section 4.07 of the By-Laws of a shareholder’s intent to nominate persons for election as directors at an annual meeting of shareholders from (i) not less than 70 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting (or, if the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, not earlier than the 90th day prior to such annual meeting and not later than the close business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made) to (ii) not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting (or, if the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made).
•To require that a shareholder’s notice under Section 4.07 of the By-Laws of intent to nominate persons for election as directors set forth, as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is being made:
◦the name and address of the shareholder and of the beneficial owner;
◦the class and number of shares of capital stock of the Corporation which are owned beneficially or of record by the shareholder or the beneficial owner as of the date of the notice;
◦a representation by the shareholder that the shareholder is the holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to bring the nomination before the meeting;
◦a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among the shareholder or the beneficial owner, on the one hand, and any other person(s) (including their name(s)), on the other hand, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D under the Exchange Act (regardless of whether the requirement to file a Schedule 13D is applicable to the shareholder or the beneficial owner);
◦a description of any agreement, arrangement or understanding (including without limitation any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into by, or on behalf of, the shareholder or the beneficial owner or any of their respective affiliates or associates, the effect or intent of which is to mitigate loss to, or manage risk or benefit of, share price changes of the Corporation’s capital stock, or to maintain, increase or decrease the voting power or pecuniary or economic interest of the shareholder or the beneficial owner or any of their respective affiliates or associates with respect to the capital stock of the Corporation;
◦a description of any agreement, arrangement or understanding between or among (A) the shareholder and the beneficial owner or (B) the shareholder or beneficial owner, on the one hand, and any other person(s) (including their name(s)), on the other hand, in each case in connection with or relating to the Corporation or the nomination;
◦a representation as to whether the shareholder intends to deliver, or cause to be delivered, a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect such nominee or otherwise to solicit, or cause to be solicited, proxies from the Corporation’s shareholders in support of such nominee; and
◦and any other information relating to the shareholder or the beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by or on behalf of the shareholder with respect to the nomination to be brought by the shareholder before the meeting pursuant to Section 14 of the Exchange Act.
•To require that a shareholder’s notice under Section 4.07 of the By-Laws of intent to nominate persons for election as directors set forth, as to each nominee the shareholder proposes to nominate:
◦all information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant Section 14(a) of the Exchange Act;
◦the consent of the nominee to being named in any proxy statement relating to the applicable meeting of shareholders as a nominee and to serving as a director if elected, and a signed representation and agreement by the nominee that that the nominee (A) is not and will not become a party to (I) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person as to how the nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation in such representation and agreement or (II) any Voting Commitment that could limit or interfere with the nominee’s ability to comply, if elected as a director, with the nominee’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person (other than the Corporation) with respect to any direct or indirect compensation, reimbursement or indemnification in connection with the nominee’s nomination or, if elected as a director, service or action as a director that has not been disclosed to the Corporation in such representation and agreement, (C) would be in compliance, if elected as a director, and will comply with the Corporation’s Corporate Governance Principles, stock ownership and trading policies and guidelines and any other policies or guidelines of the Corporation applicable to directors and (D) will make such other acknowledgments, enter into such agreements and provide such information as the Board requires of all directors; and
◦a completed and signed questionnaire (which questionnaire shall be provided by the Secretary upon written request) which accurately and completely provides such information with respect to the background and qualification of the nominee and the background of any other person on whose behalf the nomination is being made that would be required to be disclosed to shareholders pursuant to applicable law or the rules and regulations of any stock exchange applicable to the Corporation, including without limitation (A) all information concerning the nominee that would be required to be disclosed in solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, (B) all information required to determine the eligibility of the nominee to serve as a director, to serve as an independent director or to serve on each committee of the Board and (C) such other information as may be reasonably required by the Corporation.
•To provide that, following receipt of a shareholder’s notice of a proposed nomination under Section 4.07 of the By-Laws, the Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director, including information relevant to a determination whether such proposed nominee can be considered an independent director or that could be material to a reasonable shareholder’s understanding of such independence, or lack thereof.
•To require that a shareholder providing notice under Section 4.07 of the By-Laws of intent to nominate persons for election as directors at a meeting of shareholders update and supplement such notice, if necessary, not later than five business days after the applicable record date, so that the information provided or required to be provided in such notice is true and correct as of the record date.
•To require that a shareholder providing notice under Section 4.07 of the By-Laws of intent to nominate persons for election as directors at a meeting of shareholders provide evidence, not later than five business days after the shareholder files a definitive proxy statement with the Securities and Exchange Commission in connection with such meeting, that the shareholder has solicited proxies from holders representing at least 67% of the voting power of the shares entitled to vote in the election of directors;
•To provide that the chair of a meeting of shareholders may determine the nomination of any nominee for election to the Board invalid if the solicitation in support of such person (other than in the case of a person that is one of the Corporation’s nominees) was not conducted in compliance with applicable requirements under the By-Laws or Rule 14a‑19 under the Exchange Act and that only persons nominated in accordance with applicable requirements of By-Laws and Rule 14a‑19 under the Exchange Act are eligible to serve as directors of the Corporation.
•To clarify that adjournment or postponement, or public announcement of adjournment or postponement, of a meeting of shareholders does not commence a new time period (or extend any time period) for the giving of a shareholder’s proposed nomination under Section 4.07 of the By-Laws.
Section 8.01. Form.
•To authorize the Board to issue some or all of the shares of any or all classes or series without certificates, but that such authorization will not affect (i) shares already represented by certificates until the certificates are surrendered to the Corporation and (ii) if applicable, shares already represented by certificates that are entitled to be represented by a new certificate upon conversion if so provided by the articles of incorporation of the Corporation.
•To clarify that shares issued by a certificate shall set forth the information required by express provision of statute or, if applicable, by the articles of incorporation of the Corporation.
Other Sections.
•To implement various other administrative, technical, stylistic, modernizing, clarifying and conforming changes.
The foregoing description of the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 8.01. Other Events.
Updated Information Regarding Shareholder Proposal Submission Deadline for 2023 Annual Meeting of Shareholders
As a result of the amendments to the By-Laws described in Item 5.03 of this report, shareholder proposals, other than those submitted for inclusion in the Corporation’s proxy statement pursuant to Rule 14a‑8 under the Exchange Act, to be presented during the 2023 Annual Meeting of Shareholders must be received no earlier than March 15, 2023 and no later than April 14, 2023. The foregoing information updates and supersedes the information regarding such proposals that appeared on page 4 of the Corporation’s proxy statement for the 2022 Annual Meeting of Shareholders in the second sentence under the heading When and how are shareholder proposals for next year’s Annual Meeting to be submitted? in the Questions and Answers section of the proxy statement.

Item 9.01. Financial Statements and Exhibits.
(d) EXHIBITS.

Exhibit Number	Description
3.1	Amended By-Laws of Steelcase Inc., as amended January 11, 2023
3.2	Amended By-Laws of Steelcase Inc., as amended January 11, 2023, marked to show changes compared to Amended By-Laws of Steelcase Inc., as amended April 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEELCASE INC.

By:	/s/ David C. Sylvester
David C. Sylvester Senior Vice President, Chief Financial Officer
Date: January 13, 2023